Exhibit 99.1



                  CERTIFICATION PURSUANT TO
                       18 U.S.C. 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AEI Net Lease Income & Growth Fund XIX Limited Partnership (the "Partnership") on Form 10-QSB for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert P. Johnson,
President of AEI Fund Management XIX, Inc., the Managing General Partner of the Partnership, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The Report fully complies with the requirements of
          Section  13(a) or 15(d) of the Securities Exchange
          Act of 1934; and

     2.   The  information  contained in the  Report  fairly
          presents,  in all material respects, the financial
          condition  and  results  of  operations   of   the
          Partnership.


                              /s/ Robert P Johnsn
                                  Robert P. Johnson
                                  President of
                                  AEI Fund Management XIX, Inc.,
                                  the Managing General Partner
                                  August 6, 2002